UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2008 (April 21, 2008)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 21, 2008, Rite Aid Corporation (the “Company”) issued a press release announcing that it has extended its solicitation of consents to amend the terms of the indentures for its 8.125% senior secured notes due 2010 (CUSIP 767754BFO) (the “2010 Notes”) and its 7.5% senior secured notes due 2015 (CUSIP 767754BK9) (the “2015 Notes” and, together with the 2010 Notes, the “Notes”).  The consent solicitation, which had been extended to expire on April 18, 2008 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York City time, on April 25, 2008, unless further extended by the Company with respect to either or both series of Notes.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release, dated April 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 21, 2008	By:	/s/ Robert B. Sari
		Name:	Robert B. Sari
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No. Description

99.1           Press Release, dated April 21, 2008.